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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



DATE OF REPORT (Date of earliest event reported):  February 1, 1999


                         ITT EDUCATIONAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                     1-13144                         36-2061311
(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)


  5975 Castle Creek Parkway North Drive
            P.O. Box 50466
         Indianapolis, Indiana                                    46250-0466
  (Address of principal executive offices)                        (Zip Code)



      Registrant's telephone number, including area code:  (317) 594-9499
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Item 2.   Acquisition or Disposition of Assets

          The Company repurchased 1,500,000 shares of its common stock on February 1, 1999 (the "Stock Repurchase") from ITT Corporation, a subsidiary of Starwood Hotels & Resorts Worldwide, Inc. ("Starwood"), for an aggregate purchase price of $49,087,500. The Stock Repurchase occurred concurrently with the closing of an underwritten public offering of 7,950,000 shares of the Company's common stock, all of which were owned by ITT Corporation (the "Offering").

          The Company funded the Stock Repurchase from its cash and cash equivalents and marketable debt securities. Pursuant to the Stock Repurchase Agreement between the Company and ITT Corporation, the per share purchase price was equal to the public offering price per share, less underwriting discounts and commissions.

          Prior to the Offering, ITT Corporation owned 35% of the Company's outstanding common stock and two of the Company's Directors, Barry S. Sternlicht and Merrick R. Kleeman, were affiliated with ITT Corporation. Mr. Sternlicht serves as chairman and chief executive officer and a director of Starwood. Mr. Sternlicht is also the general manager of Starwood Capital Group, L.L.C., which, together with its affiliates and Mr. Sternlicht, beneficially owns approximately 5.9% of the outstanding units of Starwood common stock and Starwood Hotels & Resorts Class B shares of beneficial interest. Mr. Kleeman is a managing director of Starwood Capital Group, L.L.C.

          Effective immediately upon the closing of the Offering and the Stock Repurchase, four of the ten members of the Company's Board of Directors tendered their resignations. The departing Board members, all of whom were elected in February 1998 upon the recommendation of Starwood, include Tony Coehlo, Robin Josephs, Merrick R. Kleeman and Barry S. Sternlicht.

          The press release issued by the Company dated February 1, 1999, reporting the Stock Repurchase, the Offering and the resignations, is incorporated herein by reference and filed with this report as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

               Not applicable.

                                      -2-
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          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               The list of exhibits set forth in the Index to Exhibits on page S-2 is incorporated herein by reference.

                                      -3-
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ITT Educational Services, Inc.

Date:  February 2, 1999
                              By:   /s/ CLARK D. ELWOOD
                                    ---------------------------------------
                                    Clark D. Elwood, Senior Vice President,
                                    General Counsel & Secretary



                                      S-1
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                               INDEX TO EXHIBITS

Exhibit No.              Description
-----------              -----------

    99.1                 Text of Press Release issued by the Company dated
                         February 1, 1999.



                                      S-2